urban-gro®

Investor Presentation

October 2022

Nasdaq: UGRO

Safe harbor statement

Nasdaq: UGRO

Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions, such as the following types of forward-looking statements: no foreseeable need for equity financing, being well positioned for growth and driving shareholder returns, projecting strong demand in Q2 2023, projecting long term strength in the Controlled Environment Agriculture (CEA) market, projecting increases in capital expenditures due to regulatory and Secure and Fair Enforcement Act (SAFE) progress. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: our ability to effectively execute on our growth strategy; our ability to continue winning engineering and design contracts, our ability to deliver on those contracts; and our reliance on key personnel. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

An integrated **professional services** and **design-build** firm that provides end-to-end infrastructure and facility performance solutions to the Controlled Environment Agriculture ("CEA") and Commercial sectors

150+
Employees

- Architects
- Interior Designers
- Engineers (MEP)
- Construction Management
- Horticulturists

Experience on
1000s
of Projects

- CEA
- Industrial
- Healthcare

Global Footprint

- US: 8
- Europe: 1

Key Company Highlights

01

Complete End-to-End Set of Capabilities

Complete design-build and a la carte platform for indoor CEA and Commercial sectors

Value-add for CEA: cultivation design, equipment selection & integration, and post-operational support

02

Deep Domain Expertise

Unrivaled Expertise & Experience 100% inhouse: ~150 employees

>500 Projects in CEA facilities and

>1000 in Industrial, Healthcare, and Education

03

Strong Financial Position

Entering Q3 2022:

$23M Cash / **$0** Debt

Backlog of **$22M,**

Diversification of revenue by sector

>$50M in DB contracts signed in Q3

We are unrivaled in the depth and breadth of our experience and expertise within CEA facilities.

Sector Diversification

Sector Diversification is Driving GROWTH

Our Sectors

CEA:

- **Cannabis:** Indoor Ag Cultivation Facilities & Retail Dispensaries
- Food-Focused Vertical Farming

Commercial:

- Industrial (e.g. CPG)
- Healthcare

Our Solution

Professional Services:

- Architecture
- Engineering (MEPF)
- Cultivation Design
- Interior Design
- Construction Management

CapEx: Equipment

Our Path

- **Challenge**: CEA CapEx
- UGRO sector diversification
- LT CEA trajectory is strong
- Regulatory & SAFE progress increases CapEx
- UGRO ready to supply demand

CEA: End-to-End, Design-Build Capabilities

Pre-construction

Cultivation space planning (CSP)

Architectural design

Engineering

Integrated cultivation design (ICD)

Construction management

Equipment system specification, procurement, and integration

Commissioning

Post start-up service delivery

gro-care®

18 months

TURNKEY APPROACH | COMPLETE DESIGN-BUILD OR À LA CARTE

A single point of responsibility

ug urban-gro®

Case Study

CEA: CANNABIS

Professional Services and Design-Build

How UGRO adds value to Cannabis Clients


SOUTHERN SKY

Differentiated Value of CEA Expertise:

- Risk mitigation throughout process, including identified licensing help and feasibility
- Decision impact around HVAC, water, regulations
- Equipment knowledge and procurement power

Differentiated Value of Single Point of Responsibility Design-Build Platform:

- Speed to Market
- Drives Vertical Integration (Cultivation + Retail)
- Post Construction Support

Case Study
Commercial: HEALTHCARE / INDUSTRIAL
Professional Services and Design-Build
How UGRO has added value to Commercial Clients



Value of Existing Relationships and Sector and Service Diversification:
- Same trusted advisory, same track record of execution, more capabilities
- Expertise that can flex in as needed

Differentiated Value of Single Point of Responsibility Design-Build Platform:
- Local representation and decision makers with national strength brought to bear
- Contacts remain the same throughout engagement

Strong capitalization provides flexibility

	Actual*
Cash and cash equivalents	$22,767,595
Capitalization:	
Debt	$0
Total shareholders' equity (deficit)	$46,251,429
Total Capitalization	$46,251,429

*As of June 30, 2022

Clean capital structure

	Actual*
Outstanding Common Stock [1]	10,637,040
Outstanding Warrants [2]	311,499
Outstanding Options [3]	681,192

1: As of June 30, 2022
2: Includes all shares issuable upon exercise of warrants exercisable at a weighted average exercise price of $12.32
3: Includes all shares issuable upon exercise of options at a weighted average exercise price of $6.55

Analyst Coverage**

ROTH Capital Partners (Brian Wright), Craig-Hallum Capital Group (Eric Des Lauriers), Small-Cap Consumer Research (Eric Beder), Maxim Capital (Anthony Vendetti)

**urban-gro is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding urban-gro's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of urban-gro or its management. urban-gro does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Recent Financials



Revenue ($MM) by Quarter
12.8
18.3
19
21.1
16.3
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Revenue ($MM)



Solutions Backlog ($MM) by Quarter
27.9
22.5
25
5
16
6
7
5
10
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Equipment
Professional Services
Construction

Revenues and Backlog Have Remained Strong Due to Offering and Sector Diversification as CapEx Spend in CEA Decreased

Q3 and Q4 2022 Highlights

Financial Position Entering Q3

Cash = **$23M**
Debt = **$0**
Backlog = **$22M**

Guidance provided on trough quarter

Buyback program reinstated

Contracts Signed In Q3

> $50M in Design Build Contracts

Numerous Architecture, Engineering, Construction Management, and Retail Design contracts signed in multiple countries

Growth Plan to Meet Demand

M&A:
Announced acquisition of DVO Engineering, a 24-person Houston, TX–based engineering firm

Hiring:
Currently more than 20 open positions in all divisions that we're working to fill

Our Model is Performing

VISION

Leader in Professional Services and End-to-End Design-Build Solutions to the Global CEA Market

Consistent: All Transactions Made Have Been in Line with Supporting this Vision

DIVERSIFICATION

Growth in Commercial Segments Levels CEA Market Fluctuations

Growing Staff in Preparation for Strong Demand in Cannabis Sector in Q2 2023

FINANCIAL STRENGTH

Well Positioned for Growth and Driving Shareholder Returns

Strong Appetite for Continued M&A with No Foreseeable Need for Equity Financing

urban-gro

INVESTOR RELATIONS CONTACT

Dan Droller
EVP Corporate
Development & IR

Jeff Sonnek
ICR, Inc.

720-730-8160

investors@urban-gro.com



REV
DESCRIPTION
STATUS
CLIENT
DESIGNER
urban-gro
SITE
TITLE



Appendix

Adjusted EBITDA reconciliation (Quarterly YoY)

	Quarters Ended June 30	
	2022	2021
Net Loss	$(1,739,304)	$1,257,444
Interest expense	7,658	4,624
Interest Income	(47,275)	-
Income Tax Benefit	(76,453)	-
Depreciation and Amortization	371,557	53,941
EBITDA	**$(1,483,817)**	**$1,316,009**
Stock-based compensation	882,000	299,602
Transaction Costs	15,535	-
Non-Recurring Legal Fees	57,382	-
PPP Loan Forgiveness	-	$(1,032,316)
Adjusted EBITDA	**$(528,900)**	**$583,295**

Adjusted EBITDA and Pro Forma Adjusted Net (Loss) Income are non-GAAP measures. For reconciliations of GAAP to non-GAAP measures see the "Reconciliation of Non-GAAP Measures" accompanying the release. Note that Pro Forma Adjusted Net (Loss) Income is pro forma as if our Initial Public Offering (IPO) had occurred at the beginning of each period presented. Please see the "Non-GAAP Financial Measures" for definitions used herein..

Adjusted EBITDA reconciliation (Annually YoY)

	Years Ended December 31	
	2021	2020
Net Loss	$(875,667)	$(5,073,696)
Interest expense	334,056	1,497,469
Interest expense – BCF	636,075	-
Depreciation and Amortization	495,276	258,440
EBITDA	**$589,740**	**$(3,317,787)**
Loss on extinguishment of debt	790,723	-
Write-down of investment	-	310,000
Stock-based compensation	1,840,913	1,803,403
Contingent Consideration – Purchase Price	-	155,000
PPP Loan Forgiveness	(1,032,316)	-
FX Gain/Loss	-	397,292
Transaction Cost	202,198	-
Personnel Expenses	125,000	-
EU Entity Initial Costs	-	-
Adjusted EBITDA	**$2,516,258**	**$(652,092)**

Adjusted EBITDA and Pro Forma Adjusted Net (Loss) Income are non-GAAP measures. For reconciliations of GAAP to non-GAAP measures see the "Reconciliation of Non-GAAP Measures" accompanying the release. Note that Pro Forma Adjusted Net (Loss) Income is pro forma as if our Initial Public Offering (IPO) had occurred at the beginning of each period presented. Please see the "Non-GAAP Financial Measures" for definitions used herein..





Thank you